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                                                                   EXHIBIT 99.16

                                                     E X E C U T I O N   C O P Y


                             THE CERPLEX GROUP, INC.

                                SEVENTH AMENDMENT
                     TO CREDIT AGREEMENT AND LIMITED WAIVER


              This SEVENTH AMENDMENT TO CREDIT AGREEMENT AND LIMITED WAIVER (this "AMENDMENT") is dated as of January 30, 1998 and entered into by and among THE CERPLEX GROUP, INC., a Delaware corporation ("COMPANY"), the FINANCIAL INSTITUTION LISTED ON THE SIGNATURE PAGES HEREOF ("LENDER") and CITIBANK, N.A., as successor to Wells Fargo Bank, National Association, as administrative agent for Lenders ("ADMINISTRATIVE AGENT"), and, for purposes of Section 5 hereof, CERTECH Technology, Inc., Cerplex Mass., Inc., Cerplex Limited, Apex Computer Company, Cerplex Subsidiary, Inc. and Modcomp Joint Venture, Inc. (collectively, "GUARANTORS"), and is made with reference to that certain Credit Agreement dated as of October 12, 1994, as amended by that certain First Amendment to Credit Agreement and Limited Waiver dated as of April 15, 1996, that certain Second Amendment to Credit Agreement and Limited Waiver dated as of November 30, 1996, that certain Third Amendment to Credit Agreement dated as of April 9, 1997, that certain Fourth Amendment to Credit Agreement and Limited Waiver dated as of May 30, 1997, that certain Fifth Amendment to Credit Agreement and Limited Waiver dated as of June 30, 1997 and that certain Sixth Amendment to Credit Agreement and Consent dated as of August 6, 1997 (as so amended, the "CREDIT AGREEMENT"), by and among Company, Lender and Administrative Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.


                                    RECITALS

              WHEREAS, Company and Lender have agreed to amend certain provisions of the Credit Agreement.

              NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:




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SECTION 1.    AMENDMENTS TO THE CREDIT AGREEMENT

SECTION 1.1   AMENDMENTS TO SECTION 1:  DEFINITIONS.

       A. Subsection 1.1 of the Credit Agreement is hereby amended by adding the following definition in appropriate alphabetical order:

              "'CONSOLIDATED ADJUSTED EBITDA' means, for any period, the sum of the amounts for such period of (i) Consolidated Net Income, (ii) Consolidated Interest Expense, (iii) the provision for taxes based on income, (iv) total depreciation expense, and (v) total amortization expense, all of the foregoing as determined on a consolidated basis for Company and its Subsidiaries in conformity with GAAP."

SECTION 1.2   AMENDMENTS TO SECTION 7:  COMPANY'S NEGATIVE COVENANTS.

       A. Subsection 7.5 of the Credit Agreement is hereby amended to read in its entirety as follows:

              "Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, declare, order, pay, make or set apart any sum for any Restricted Junior Payment; provided that Subsidiaries of Company may declare and pay dividends to Company."

       B. Subsection 7.6 of the Credit Agreement is hereby amended by adding the following as new subsection 7.6G thereof:

              "G. MINIMUM EBITDA. Company shall not permit Consolidated Adjusted EBITDA for any period set forth below to be less than the correlative amount indicated:

                                                      Minimum Consolidated
                     Month                              Adjusted EBITDA
                     -----                              ---------------
       January 1, 1998 through January 31, 1998            $ 300,000
       January 1, 1998 through February 28, 1998           $ 900,000
       January 1, 1998 through March 31, 1998             $1,900,000"






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SECTION 1.3   AMENDMENTS TO SECTION 8: EVENTS OF DEFAULT.

       A. Section 8 of the Credit Agreement is hereby amended by adding the word "or" at the end of subsection 8.14 thereof and adding the following as new subsection 8.15 thereof:

                     "8.15  MERGER.

                            (i) Company shall fail to file preliminary proxy
              materials with the Securities and Exchange Commission regarding the proposed merger with Holly Acquisition Corp., a Delaware corporation ("HOLLY"), on or prior to April 1, 1998, (ii) Company shall fail to mail definitive proxy materials to its stockholders regarding the proposed merger with Holly or prior to April 20, 1998, (iii) Company, Holly or Aurora Electronics, Inc., a Delaware corporation, shall terminate the agreement with respect to the proposed merger or (iv) Company shall fail to make the required Hart Scott Rodino filing on or prior to April 1, 1998; or"

SECTION 1.4   AMENDMENTS TO EXHIBITS AND SCHEDULES.

              A. Exhibit V of the Credit Agreement is hereby amended by adding the following thereto:

              "K.    CONSOLIDATED ADJUSTED EBITDA

                     1.     Consolidated Net Income:           $_________

                     2.     Consolidated Interest
                            Expense:                           $_________

                     3.     The provision for taxes based
                            on income:                         $_________

                     4.     Total depreciation expense:        $_________

                     5.     Total amortization expense:        $_________

                     6.     Consolidated Adjusted EBITDA
                            (1+2+3+4+5):                       $_________

                     7.     Minimum Consolidated Adjusted EBITDA required under
                            subsection 7.6G:                  $_________"







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SECTION 2.    WAIVER

              Subject to the terms and conditions set forth herein and in reliance on the representations of Company herein contained:

       (i) Lender hereby waives compliance with the provisions of subsection 7.1 of the Credit Agreement to the extent necessary to permit Company to incur unsecured Subordinated Indebtedness to Aurora Electronics, Inc., a Delaware corporation ("Aurora"), in an amount not to exceed $10,000,000; provided such Subordinated Indebtedness provides for no current cash payments of interest, principal or any other amounts and is subordinated in right of payment to the Obligations in full in cash pursuant to documentation containing maturities, subordination provisions and other terms in form and substance satisfactory to Administrative Agent and Lender.

       (ii) Lender hereby waives compliance with the provisions of subsections 7.6A, 7.6B, 7.6D, 7.6E and 7.6F of the Credit Agreement for the fiscal quarter of Company ended December 31, 1997 and subsection 7.6C of the Credit Agreement for the period from and including December 31, 1997 to and excluding April 30, 1998; provided, however, that such waiver shall be of no further force and effect in the event that (a) the Merger Agreement is terminated, (b) the holders of any Subordinated Indebtedness of Company or any of its Subsidiaries demand payment of any amount in respect of such Subordinated Indebtedness or (c) any payment of principal, interest or any other amount is made by Company in respect of any Subordinated Indebtedness of Company or any of its Subsidiaries.

       (iii) Lender hereby waives compliance with the provisions of subsection
7.7 of the Credit Agreement to the extent necessary to (a) permit Company to execute an Agreement and Plan of Merger among Company, Aurora and Holly Acquisition Corp. in form and substance satisfactory to Lender (the "MERGER AGREEMENT") and (b) permit Company to consummate the merger contemplated thereby provided that simultaneously with the consummation of such merger all principal, interest, fees, expenses and other amounts owing to Lender are paid in full in accordance with the terms of the Credit Agreement or that certain Repayment Agreement dated as of January 30, 1998 among Company, Aurora and Citibank, N.A., as the case may be.

SECTION 3.    CONDITIONS TO EFFECTIVENESS

              This Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "SEVENTH AMENDMENT EFFECTIVE DATE"):

       A. On or before the Seventh Amendment Effective Date, Administrative Agent shall have received for Lender counterparts hereof duly executed on behalf of Company, Administrative Agent, Lender and each Guarantor.







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       B. Administrative Agent shall have received:

              1. Resolutions of Company's Board of Directors approving and authorizing the execution, delivery, and performance of this Amendment, certified as of the Seventh Amendment Effective Date by its corporate secretary or an assistant secretary as being in full force and effect without modification or amendment; and

              2. Signature and incumbency certificates of the officers of Company executing this Amendment.

       C. On or before the Seventh Amendment Effective Date, Lender and its counsel shall have received duly executed copies of an agreement, in form and substance reasonably satisfactory to Lender, providing that no interest on the Subordinated Notes shall be made in cash until all principal, interest, fees, expenses and other amounts are paid under the Credit Agreement.

SECTION 4.    COMPANY'S REPRESENTATIONS AND WARRANTIES

              In order to induce Lender to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Company represents and warrants to Lender that the following statements are true, correct and complete:

       A. CORPORATE POWER AND AUTHORITY. Company has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "AMENDED AGREEMENT").

       B. AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of Company, as the case may be.

       C. NO CONFLICT. The execution and delivery by Company of this Amendment and the performance of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Company or any of its Subsidiaries, the Certificate or Articles of Incorporation or Bylaws of Company or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on Company or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Company or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Company or any of its Subsidiaries (other than any Liens created under any of the Loan Documents in favor of Administrative Agent on behalf of Lender), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Company or any of its Subsidiaries.








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       D. GOVERNMENTAL CONSENTS. The execution and delivery by Company of this
Amendment and the performance by Company of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

       E. BINDING OBLIGATION. This Amendment and the Amended Agreement have been duly executed and delivered by Company and are the legally valid and binding obligations of Company, enforceable against Company in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

       F. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. The representations and warranties contained in Section 5 of the Credit Agreement, other than subsection 5.14, are and will be true, correct and complete in all material respects on and as of the Seventh Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

       G. ABSENCE OF DEFAULT. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.

       H. SUBORDINATED NOTES. As of the date hereof, the Subordinated Notes are owned beneficially and of record by Welsh, Carson, Anderson & Stowe VII, L.P.

SECTION 5. ACKNOWLEDGEMENT AND CONSENT

              Company is a party to the Company Collateral Documents, in each case as amended through the Seventh Amendment Effective Date, pursuant to which Company has created Liens in favor of Administrative Agent on certain Collateral to secure the Obligations. Guarantors are a party to the Guaranty and the Subsidiary Collateral Documents, in each case as amended through the First Amendment Effective Date, pursuant to which each Guarantor has (i) guarantied the Obligations and (ii) created Liens in favor of Administrative Agent on certain Collateral to secure the obligations of such Guarantor under the Guaranty. Company and Guarantors are collectively referred to herein as the "CREDIT SUPPORT PARTIES", and the Guaranty, the Company Collateral Documents and the Subsidiary Collateral Documents are collectively referred to herein as the "CREDIT SUPPORT DOCUMENTS".

              Each Credit Support Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Each Credit Support Party hereby confirms that each Credit Support Document to which it is a party or






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otherwise bound and all Collateral encumbered thereby will continue to guaranty or secure, as the case may be, to the fullest extent possible the payment and performance of all "Obligations," "Guarantied Obligations" and "Secured Obligations," as the case may be (in each case as such terms are defined in the applicable Credit Support Document), including, without limitation, the payment and performance of all such "Obligations," "Guarantied Obligations" or "Secured Obligations," as the case may be, in respect of the Obligations of Company now or hereafter existing under or in respect of the Amended Agreement and the Notes defined therein.

              Each Credit Support Party acknowledges and agrees that any of the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Credit Support Party represents and warrants that all representations and warranties contained in the Amended Agreement and the Credit Support Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the Seventh Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

              Each Credit Support Party (other than Company) acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Credit Support Party is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Credit Support Party to any future amendments to the Credit Agreement. SECTION 6. MISCELLANEOUS

       A. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

              1. On and after the Seventh Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

              2. Without limiting the generality of the provisions of subsection
       10.6 of the Credit Agreement, the waiver set forth herein shall be limited precisely as written and relates solely to the noncompliance by Company with the provisions of subsections 7.1, 7.6A, 7.6B, 7.6C, 7.6D, 7.6E, 7.6F and 7.7 of the Credit






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       Agreement in the manner and to the extent described above. Nothing in this Amendment shall be deemed to:

                     (a) constitute a waiver of compliance by Company with
              respect to (i) subsection 7.1, 7.6A, 7.6B, 7.6C, 7.6D, 7.6E, 7.6F or 7.7 of the Credit Agreement in any other instance or (ii) any other term, provision or condition of the Credit Agreement or any other instrument or agreement referred to therein; or

                     (b) prejudice any right or remedy that Administrative Agent or any Lender may now have (except to the extent such right or remedy was based upon existing defaults that will not exist after giving effect to this Amendment) or may have in the future under or in connection with the Credit Agreement or any other instrument or agreement referred to therein.

              3. Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

       B. FEES AND EXPENSES. Company acknowledges that all costs, fees and expenses as described in subsection 10.2 of the Credit Agreement incurred by Administrative Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Company.

       C. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

       D. APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

       E. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.







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              IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                    THE CERPLEX GROUP, INC.


                                    By:________________________________________
                                    Title:_____________________________________


                                    CERTECH TECHNOLOGY, INC. (for purposes of
                                    Section 5 only) as a Credit Support Party


                                    By:________________________________________
                                    Title:_____________________________________



                                    CERPLEX MASS., INC. (for purposes of
                                    Section 5 only) as a Credit Support Party


                                    By:________________________________________
                                    Title:_____________________________________


                                    CERPLEX LIMITED (for purposes of Section 5 only) as a Credit Support Party


                                    By:________________________________________
                                    Title:_____________________________________


                                    APEX COMPUTER COMPANY (for purposes of
                                    Section 5 only) as a Credit Support Party


                                    By:________________________________________
                                    Title:_____________________________________



                                    CITIBANK, N.A., INDIVIDUALLY AND AS
                                    ADMINISTRATIVE AGENT


                                    By:________________________________________
                                    Title:_____________________________________







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